       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

October 10, 1996



Mr. John DeVito, President
Delta Computec, Inc.
900 Huyler Street
Teterboro, NJ  07608


Dear John:

This will confirm receipt of a wire transfer in the amount of $1,544,661.10 in connection with the closing of the NCFC/Lobozzo assignment and restructuring.


Very truly yours,


/s/ E. Lynn Forgosh
-----------------------
E. Lynn Forgosh
Group Vice President


       Baltimore o Charlotte 0 Chicago o Cincinnati o Cleveland o Memphis New York o Pittsburgh o Roseland, N.J. o San Francisco o Southfield, MI

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